  --------------------------------------------------------------------------







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----------------------------------
BERGSTROM
CAPITAL
CORPORATION
----------------------------------


1998 SEMI-ANNUAL REPORT



Listed: American Stock Exchange (Ticker symbol: BEM)
Transfer Agent, Registrar and Custodian: State Street Bank and Trust Company,
                                         Boston, Massachusetts
Independent Auditors: Deloitte & Touche LLP, Boston, Massachusetts
Legal Counsel: Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC, San
               Francisco, California

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                              DISTRIBUTION POLICY

  The Company's distribution policy, which was adopted by the Board of Directors on May 12, 1997, provides for an annual distribution to the Company's stockholders, during the month of June each year, of a cash dividend at the rate of a minimum of 6 percent of the Company's net asset value per share as calculated on the last business day in March of that year. The Board of Directors may modify or terminate the distribution policy at any time at its discretion.

  Please refer to the President's Letter in this report regarding the annual distribution for the year 1998 in the amount of $10.75 per share, paid on June 8, 1998 to stockholders of record on May 21, 1998.

  Under the distribution policy, distributions in any year in excess of the Company's net investment income and net realized capital gains for such year will constitute a return of stockholders' capital. For federal income tax purposes, any return of capital will generally be treated as a non-taxable recovery of basis to the extent of the stockholders' basis in their shares, and as capital gain to the extent that the return of capital is in excess of such basis. The Company will be required to liquidate a portion of its portfolio in order to fund any return of capital. Any return of capital will also reduce the assets of the Company available for investment and will likely have the effect of increasing the Company's expense ratio.

  In any year in which the total of the Company's net investment income and net realized capital gains exceeds the amount distributed for that year under the distribution policy, the Company may, at the discretion of the Board of Directors, retain a portion of the net realized long-term capital gains for such year.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

505 Madison Street, Suite 220
Seattle, Washington 98104

August 10, 1998

Dear Fellow Stockholders:

  During the first half of 1998 the Company'snet assets increased from $158,894,821 to $175,859,383 which is an increase of $16,964,562. This increase in net assets is after payment by the Company of $10,927,375 in dividends ($10.75 per share on June 8, 1998). This increase is also after the repurchase of stock during the first six months of 1998 for $1,916,864. The increase in net assets, before deducting the payment of dividends and the repurchase of stock, was $29,808,801 which was composed of net investment income of $203,760, realized gain from the sale of investments of $20,432,130, and an increase in unrealized appreciation of $9,172,911.

  The per share net asset value (based on the number of shares outstanding at the end of each period) increased from $154.51 on December 31, 1997 to $173.26 on June 30, 1998. After adjustment for the dividends, the per share net asset value increased 19.1%. During the same period the Dow Jones Industrial Average, adjusted for dividends, increased 14.1% and the Standard & Poor's 500 Stock Average, adjusted for dividends, increased 17.7%. The per share net asset value on Friday, August 7, 1998 was $167.50.


  On February 10, 1997, the Company's Board of Directors authorized the Company to purchase, on the American Stock Exchange, up to 100,000 shares of its capital stock at market prices not in excess of the then current net asset value per share. During the first six months of 1998 the Company purchased 13,400 shares of its capital stock under this authorization. As of June 30, 1998 the Company had 15,000 shares remaining under this authorization.

  During the first six months of 1998 the Company had total interest and dividend income of $837,131 as compared to $965,335 for the same period in 1997 for a decrease of $128,204. During the first six months of 1998 operating expenses were $633,371 which is a $25,662 increase from $607,709 for the first six months of 1997. The resulting net investment income of $203,760 for the first six months of 1998 is a decrease of $153,866 from $357,626 for the first six months of 1997. This resulted in a decrease to $.20 per share versus $.33 per share.

The following are the major ($500,000 or more) purchases and sales made in the Company's portfolio of securities during the second quarter of 1998:

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                                                          SHARES
                                            ------------------------------------
                                                                       HELD
SECURITY NAME                               ADDITIONS   REDUCTIONS JUNE 30, 1998
------------------------------------------- ---------   ---------- -------------
Albertsons, Inc. ..........................               19,000            0
Altera Corp. ..............................  10,000       25,000            0
Alza Corp. ................................  13,000                    33,000
Amgen, Inc. ...............................               20,000      180,000
ASM Lithography Holdings N V...............   7,000(1)    14,000            0
BankAmerica Corp. .........................  13,000                    13,000
Bausch & Lomb, Inc. .......................  20,000                    20,000
Boole & Babbage, Inc. .....................              100,000      500,000
CBS Corporation............................               24,000            0
Computer Sciences Corp. ...................               14,000            0
Consolidated Stores Corp. .................               24,000            0
CVS Corporation............................  10,000(2)     8,000       20,000
Dayton Hudson Corp. .......................  32,000                    32,000
Lilly Eli & Co. ...........................  11,000       39,000       50,000
EMC Corp. Mass.............................  18,000                    18,000
HBO & Co. .................................  18,000(3)                 18,000
International Business Machines............                7,000            0
Manpower, Inc. ............................               15,000       70,000
McDonalds Corp. ...........................  16,000                    70,000
Monsanto Co. ..............................  29,000                    29,000
Networks Associates, Inc. .................  13,000                    13,000
Nokia Corp. Sponsored ADR..................  18,000(4)    11,000       25,000
North Fork Bancorporation, Inc. ...........  21,000                    21,000
Office Depot, Inc. ........................  17,000                    17,000
Smithkline Beecham PLC ADR.................               15,000       36,000
Sterling Commerce, Inc. ...................               24,000            0
Tenet Healthcare Corp. ....................  15,000       15,000            0
Warner Lambert Co. ........................  54,000(5)                 72,000
Xerox Corp. ...............................  15,000                    15,000

-------
(1)  Received as a stock split.
(2) Sold 8,000 shares and then received 10,000 shares as a stock split.
(3) Purchased 9,000 shares and then received 9,000 shares as a stock split.
(4) Received 18,000 shares as a stock split and then sold 11,000 shares.
(5) Purchased 6,000 shares and then received 48,000 shares as a stock split.

  The Company's Board of Directors has approved the appointment of Dresdner RCM Global Investors LLC as its sole investment adviser. The appointment is subject to the approval of a new advisory agreement by the Company's stockholders at the annual meeting on November 9, 1998. The new advisory agreement would be effective upon approval by the Company's stockholders. The Company expects to mail to stockholders proxy materials for the annual meeting in late September 1998. The proposed appointment was announced in a press release issued on March 3, 1998, and was discussed in the Company's 1998 First Quarter Report.

  On June 8, 1998, the Company paid a cash dividend of $10.75 per share to stockholders of record on May 21, 1998. The Company currently estimates that the sources of this dividend will be $.40 per share from net investment income for the year ending December 31, 1998, $.07 per share from net short-term capital gains realized during the year ending December 31, 1998 and $10.28

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


per share from net long-term capital gains realized during the year ending December 31, 1998. This dividend was the annual distribution for the year 1998 under the Company's distribution policy. Please refer to the Distribution Policy in this report.

  The Company does not have a dividend reinvestment program. The Company has considered this over the years and has determined that the cost of such a program would not be commensurate with the benefit. The Company's policy of retaining a portion of the net long-term capital gains in certain years accomplishes some of the same goals as would a dividend reinvestment program.

  Like other investment companies and financial and business organizations worldwide, the Company could be adversely affected if computer systems on which the Company and its service providers rely are unable to process correctly date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 issue. Failure to address successfully the Year 2000 issue could result in interruptions in and other adverse effects on the Company's business and operations. The Company has commenced a review, both internally and as regards the Company's vendors, of the Year 2000 issue as it may affect the Company. The Company is taking steps it believes are reasonably designed to address the Year 2000 issue. There can be no assurance that these steps will be sufficient. In addition, there can be no assurance that the Year 2000 issue will not have an adverse effect on the companies whose securities are held by the Company or on global markets or economies generally.

  The Company's shares of capital stock are traded on the American Stock Exchange and are identified by the stock ticker symbol BEM. The net asset value per share as of Friday's close of business is published each Saturday in Barrons, each Sunday in the New York Times, and each Monday in the Wall Street Journal and certain other publications under "Closed-End Funds."

  Your Company welcomes questions or comments from stockholders. If you wish to communicate with the Company's transfer agent, State Street Bank and Trust Company, the address is P.O. Box 8200, Boston, Massachusetts 02266-8200 and the telephone number is 1-800-426-5523.

Yours very truly,

LOGO
/s/ WILLIAM L. MCQUEEN

William L. McQueen
President

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)

ASSETS:
 Investments, at value (see accompanying schedule)(Note 1):
  Short-term investments (cost $6,120,000)                       $  6,120,000
  Common stocks (cost $82,774,039)                                169,868,023
                                                                 ------------
    TOTAL INVESTMENTS (COST $88,894,039)                          175,988,023
 Cash                                                                   5,140
 Interest and dividends receivable                                     91,615
 Other assets                                                           5,778
                                                                 ------------
    TOTAL ASSETS                                                  176,090,556
                                                                 ------------
LIABILITIES:
 Advisory fee payable (Note 5)                                         70,442
 Payable for securities purchased                                     137,488
 Other accrued expenses                                                23,243
                                                                 ------------
    TOTAL LIABILITIES                                                 231,173
                                                                 ------------
NET ASSETS applicable to 1,015,000 outstanding shares of
 capital stock equivalent to $173.26 per share on June 30, 1998
 (Note 3)                                                        $175,859,383
                                                                 ============

STATEMENT OF CHANGES IN NET ASSETS

                                                  SIX MONTHS
                                                    ENDED
                                                   JUNE 30,     YEAR ENDED
                                                     1998      DECEMBER 31,
                                                 (UNAUDITED)       1997
OPERATIONS:
 Net investment income                           $    203,760  $    689,455
 Realized gain on investments                      20,432,130    26,273,386
 Increase in unrealized appreciation                9,172,911     1,135,956
                                                 ------------  ------------
 Net increase in net assets resulting from
  operations                                       29,808,801    28,098,797
                                                 ------------  ------------
DIVIDENDS TO STOCKHOLDERS:
 From net investment income                          (203,760)     (689,455)
 From net realized gain on investments            (10,723,615)   (8,607,845)
                                                 ------------  ------------
    Total dividends to stockholders ($10.75 per
     share-1998; $8.50 per share-1997)            (10,927,375)   (9,297,300)
                                                 ------------  ------------
COST OF SHARES OF BERGSTROM CAPITAL CORPORATION
 STOCK REPURCHASED (13,400 SHARES--1998; 83,800
 SHARES--1997)                                     (1,916,864)  (11,333,753)
                                                 ------------  ------------
TOTAL INCREASE IN NET ASSETS                       16,964,562     7,467,744
NET ASSETS, BEGINNING OF PERIOD                   158,894,821   151,427,077
                                                 ------------  ------------
NET ASSETS, END OF PERIOD                        $175,859,383  $158,894,821
                                                 ============  ============

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (Unaudited)

INVESTMENT INCOME:
 Interest                                                         $   365,528
 Dividends                                                            471,603
                                                                  -----------
    TOTAL INCOME                                                      837,131
                                                                  -----------
EXPENSES:
 Advisory fees (Note 5)                                               490,514
 Legal fees                                                            25,909
 Auditing fees                                                         39,973
 Stockholders' meeting and reports                                      8,835
 Transfer agent fees and expenses                                      13,435
 Custodian fees                                                        13,726
 Directors' fees and expenses                                          20,789
 Fee for shares listed on American Stock Exchange                       3,500
 State and other taxes                                                  6,759
 Other                                                                  9,931
                                                                  -----------
    TOTAL EXPENSES                                                    633,371
                                                                  -----------
NET INVESTMENT INCOME ($.20 PER SHARE) (NOTE 2)                       203,760
                                                                  -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Realized gain on investments (excluding short-term
  investments):
  Proceeds from sale of securities                    $43,920,939
  Cost of securities sold                              23,488,809
                                                      -----------
    Realized gain on investments sold (Notes 2 and 4)              20,432,130
 Unrealized appreciation of investments:
  Beginning of period                                  77,921,073
  End of period                                        87,093,984
                                                      -----------
    Increase in unrealized appreciation                             9,172,911
                                                                  -----------
NET GAIN ON INVESTMENTS ($29.10 PER SHARE) (NOTE 2)                29,605,041
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $29,808,801
                                                                  ===========

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  There are set forth below income and capital changes per share of capital stock of the Corporation outstanding throughout each period, market value per share at the end of each period, total investment returns for each period, and certain ratios and other supplemental data for each period.

  The total investment returns shown below are a record of the past and should not be regarded as a representation of future results.

                          SIX MONTHS
                          ENDED JUNE         YEARS ENDED DECEMBER 31
                           30, 1998   -------------------------------------------
                          (UNAUDITED)  1997     1996     1995     1994     1993
                          ----------- -------  -------  -------  ------   -------
Net asset value at be-
 ginning of period......    $154.51   $136.15  $128.35  $ 94.56  $95.06   $102.68
Net investment in-
 come(1)................        .20       .64      .57      .99    1.22      1.10
Net realized and
 unrealized gain (loss)
 on investments.........      29.10     24.79    13.51    37.16    2.23     (6.72)
Dividends from:
  Net investment in-
   come(2)..............       (.20)     (.63)    (.58)   (1.01)  (1.22)    (1.10)
  Net realized gain on
   investments..........     (10.55)    (7.87)   (6.33)   (3.99)  (2.78)     (.90)
                            -------   -------  -------  -------  ------   -------
    Total dividends.....     (10.75)    (8.50)   (6.91)   (5.00)  (4.00)    (2.00)
                            -------   -------  -------  -------  ------   -------
Increase due to repur-
 chase of Bergstrom
 stock at less than net
 asset value............        .20      1.43      .63      .64     .05       --
                            -------   -------  -------  -------  ------   -------
Net asset value at end
 of period..............    $173.26   $154.51  $136.15  $128.35  $94.56   $ 95.06
                            =======   =======  =======  =======  ======   =======
Market value per share
 at end of period.......    $151.00   $142.50  $119.00  $109.50  $84.88   $ 94.50
                            =======   =======  =======  =======  ======   =======
Total investment re-
 turns:
  Based on market value
   per share(3).........       14.8%*    37.0%    15.6%    38.1%   (3.4)%   (25.1)%
  Based on net asset
   value per share(4)          19.1%*    26.5%    14.0%    43.5%    5.6%     (3.8)%
Net assets at end of pe-
 riod (in millions).....    $   176   $   159  $   151  $   149  $  115   $   118
Ratio of expenses to av-
 erage net assets.......        .37%*     .75%     .76%     .82%    .84%      .81%
Ratio of net investment
 income to average net
 assets.................        .12%*     .43%     .43%     .88%   1.29%     1.11%
Portfolio turnover rate.      18.44%*   34.07%   31.80%   29.69%  25.58%    26.16%
Number of shares
 outstanding at end of
 period (in thousands)..      1,015     1,028    1,112    1,164   1,213     1,237

-------
(1)  Based on weighted average number of shares outstanding.
(2)  Based on number of shares outstanding on record date.
(3) Based on market value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation's stockholders.
(4) Based on net asset value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation's stockholders.
 *  Not Annualized.

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

 SHARES OR PRINCIPAL AMOUNT                             COST        VALUE
            SHORT-TERM INVESTMENTS (3.5%):
 $6,120,000 State Street Bank and Trust Company,
             5.25%
             Euro-Dollar Deposit due 7/01/98         $ 6,120,000 $  6,120,000
 ----------                                          ----------- ------------
 $6,120,000 TOTAL--SHORT-TERM INVESTMENTS              6,120,000    6,120,000
 ==========                                          ----------- ------------
            COMMON STOCKS (96.5%):
            BANKS (4.0%):
     24,000 Bank New York, Inc.                          933,258    1,456,500
     13,000 BankAmerica Corp.                          1,157,941    1,123,688
      6,000 Citicorp                                     746,120      895,500
     21,000 North Fork Bancorporation, Inc.              559,499      513,187
     22,500 Southtrust Corp.                             822,345      978,750
     48,000 U.S. Bancorp DEL                           1,466,681    2,067,000
                                                     ----------- ------------
                                                       5,685,844    7,034,625
                                                     ----------- ------------
            BEVERAGES (6.0%):
     60,000 Coca Cola Enterprises, Inc.                  810,797    2,355,000
     77,500 Coca-Cola Co.                                104,001    6,626,250
     37,000 Pepsico, Inc.                              1,408,417    1,523,938
                                                     ----------- ------------
                                                       2,323,215   10,505,188
                                                     ----------- ------------
            BIOTECHNOLOGY (6.7%):
    180,000 Amgen, Inc. (A)                              940,410   11,767,500
                                                     ----------- ------------
            BUSINESS SERVICES (3.1%):
     50,000 Cognizant Corporation                      1,641,500    3,150,000
    135,000 Huntingdon Life Sciences Group PLC ADR       741,765      227,812
     70,000 Manpower, Inc.                             1,127,696    2,008,125
                                                     ----------- ------------
                                                       3,510,961    5,385,937
                                                     ----------- ------------
            CHEMICALS (1.3%):
     29,000 Monsanto Co.                               1,714,729    1,620,375
     13,500 Zeneca Group PLC ADR                         596,411      592,313
                                                     ----------- ------------
                                                       2,311,140    2,212,688
                                                     ----------- ------------
            COMMUNICATION SYSTEMS (3.8%):
     28,000 Intermedia Communications FLA, Inc.          706,839    1,174,250
     56,000 Nextel Communications, Inc.                  914,015    1,393,000
     84,000 Worldcom, Inc. GA                          1,730,113    4,068,750
                                                     ----------- ------------
                                                       3,350,967    6,636,000
                                                     ----------- ------------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT

             COMMON STOCKS (UNAUDITED)--CONTINUED
                                                          COST        VALUE
             COMPUTERS AND INFORMATION (1.3%):
      12,000 Dell Computer Corp.                       $   671,410 $ 1,113,750
      21,000 Hewlett Packard Co.                           957,756   1,257,375
                                                       ----------- -----------
                                                         1,629,166   2,371,125
                                                       ----------- -----------
             DIVERSIFIED TECHNOLOGY (1.0%):
      25,000 Nokia Corp. Sponsored ADR                     450,507   1,818,750
                                                       ----------- -----------
             DRUGS AND HEALTH SUPPLIES (6.3%):
      20,000 Bausch & Lomb, Inc.                         1,003,644   1,002,500
      18,000 Boston Scientific Corp.                       798,180   1,289,250
      13,000 Johnson & Johnson                             619,376     958,750
      25,000 Medtronic, Inc.                               914,913   1,593,750
      37,000 Pfizer, Inc.                                1,791,096   4,021,437
      36,000 Smithkline Beecham PLC ADR                    631,103   2,178,000
                                                       ----------- -----------
                                                         5,758,312  11,043,687
                                                       ----------- -----------
             ELECTRICAL COMPONENTS (2.0%):
      28,000 General Electric Co.                        1,211,090   2,548,000
      18,000 Grainger WW, Inc.                             884,195     896,625
                                                       ----------- -----------
                                                         2,095,285   3,444,625
                                                       ----------- -----------
             ELECTRONICS/NEW TECHNOLOGY (3.1%):
      27,000 Cisco Systems, Inc.                         1,322,839   2,485,687
      18,000 EMC Corp. Mass                                828,617     806,625
      11,000 Intel Corp.                                   309,719     815,375
      16,000 Lucent Technologies, Inc.                     364,959   1,331,000
                                                       ----------- -----------
                                                         2,826,134   5,438,687
                                                       ----------- -----------
             FINANCIAL SERVICES, DIVERSIFIED (2.6%):
      30,000 Amresco, Inc.                                 794,693     873,750
      18,000 Federal National Mortgage Association         440,845   1,093,500
      22,000 Travelers Group, Inc.                       1,182,188   1,333,750
      28,500 Washington Mutual, Inc.                     1,203,416   1,237,969
                                                       ----------- -----------
                                                         3,621,142   4,538,969
                                                       ----------- -----------
             FOOD PROCESSING (0.7%):
      30,000 Pioneer Hi-Bred International, Inc.           616,320   1,241,250
                                                       ----------- -----------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT

         COMMON STOCKS (UNAUDITED)--CONTINUED
                                                        COST        VALUE
         HARDWARE AND TOOLS (0.4%):
  20,000 Snap-On, Inc.                               $   585,650 $   725,000
                                                     ----------- -----------
         HEALTH CARE SERVICES (0.9%):
  12,000 Bergen Brunswig Corp.                           501,379     556,500
  11,000 Cardinal Health, Inc.                           832,822   1,031,250
                                                     ----------- -----------
                                                       1,334,201   1,587,750
                                                     ----------- -----------
         HOUSEHOLD PRODUCTS (NON-DURABLE) (1.2%):
  24,000 Proctor & Gamble Co.                            572,220   2,185,500
                                                     ----------- -----------
         INDUSTRIAL MACHINERY (3.7%):
 104,000 Tyco International Ltd. New                   2,159,614   6,552,000
                                                     ----------- -----------
         INSURANCE (2.6%):
  25,987 American International Group, Inc.              490,850   3,794,102
  24,000 Liberty Financial Companies                     840,637     828,000
                                                     ----------- -----------
                                                       1,331,487   4,622,102
                                                     ----------- -----------
         LODGING (1.2%):
  40,000 Marriott International, Inc. Class A (B)        497,055   1,295,000
  19,000 Promus Hotel Corp. New                          746,747     736,250
   5,000 Sodexho Marriott Services, Inc.                  43,057     145,000
                                                     ----------- -----------
                                                       1,286,859   2,176,250
                                                     ----------- -----------
         MEDIA (2.1%):
  15,000 Disney (Walt) Co.                               560,460   1,575,938
  26,000 Gartner Group, Inc. New Cl. A                   683,313     910,000
  27,000 General Motors Hughes Electronics Class H       967,270   1,272,375
                                                     ----------- -----------
                                                       2,211,043   3,758,313
                                                     ----------- -----------
         MEDICAL SUPPLIES (5.2%):
  25,800 Abbott Laboratories                             452,270   1,054,575
  33,000 Alza Corp.                                    1,304,041   1,427,250
  26,000 American Home Products Corp.                  1,204,311   1,345,500
 100,000 Baxter International, Inc.                      880,840   5,381,250
                                                     ----------- -----------
                                                       3,841,462   9,208,575
                                                     ----------- -----------
         OFFICE EQUIPMENT (0.9%):
  15,000 Xerox Corp.                                   1,621,706   1,524,375
                                                     ----------- -----------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT

            COMMON STOCKS (UNAUDITED)--CONTINUED
                                                          COST        VALUE
            PETROLEUM SERVICES (0.4%):
      9,000 Camco International, Inc.                  $   562,283 $   700,875
                                                       ----------- -----------
            PHARMACEUTICALS (8.1%):
     16,000 Bristol-Myers Squibb Co.                       215,411   1,839,000
     50,000 Lilly Eli & Co.                              1,275,456   3,303,125
     28,000 Schering-Plough Corp.                          487,839   2,565,500
     19,000 Sofamor/Danek Group, Inc.                    1,331,098   1,644,687
     72,000 Warner Lambert Co.                           2,277,849   4,995,000
                                                       ----------- -----------
                                                         5,587,653  14,347,312
                                                       ----------- -----------
            REGULATED INVESTMENT COMPANIES (7.4%):
    670,000 Dresdner RCM Growth Equity Fund, Inc.        4,138,453   4,783,800
    158,769 Dresdner RCM International Growth Equity
             Fund A                                      2,063,870   2,506,965
    360,000 Dresdner RCM Small Cap Fund                  4,104,054   4,528,800
     50,000 Latin America Smaller Companies Fund,
             Inc.                                          528,218     362,500
     70,000 Latin America Investment Fund                1,168,662     805,000
                                                       ----------- -----------
                                                        12,003,257  12,987,065
                                                       ----------- -----------
            RESTAURANTS (3.6%):
     83,000 Host Marriott Corp.                          1,262,300   1,478,438
     70,000 McDonalds Corp.                              2,850,156   4,830,000
                                                       ----------- -----------
                                                         4,112,456   6,308,438
                                                       ----------- -----------
            RETAIL TRADE (4.8%):
     29,000 Bed Bath & Beyond, Inc.                        757,687   1,502,562
     20,000 CVS Corporation                                381,438     778,750
     32,000 Dayton Hudson Corp.                          1,503,556   1,552,000
     30,000 Family Dollar Stores, Inc.                     419,821     555,000
     15,000 Home Depot, Inc.                               943,546   1,245,938
     17,000 Nordstrom, Inc.                              1,064,960   1,313,250
     17,000 Office Depot, Inc.                             550,424     536,562
     22,000 Safeway, Inc.                                  657,405     895,125
                                                       ----------- -----------
                                                         6,278,837   8,379,187
                                                       ----------- -----------
            SOFTWARE AND PROCESSING (12.1%):
     26,000 America Online, Inc.                           690,082   2,756,000
     11,000 Automatic Data Processing, Inc.                241,307     801,625
    500,000 Boole & Babbage, Inc. (A)                      161,913  11,937,500
     18,000 HBO & Co.                                      524,070     634,500
     30,000 Microsoft Corp. (A)                            791,038   3,251,250

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT

         COMMON STOCKS (UNAUDITED)--
         CONTINUED
                                                 COST        VALUE
         SOFTWARE AND PROCESSING--CONTINUED
  13,000 Network Associates, Inc.             $   562,860 $    622,375
  29,000 Peoplesoft, Inc.                       1,194,638    1,363,000
                                              ----------- ------------
                                                4,165,908   21,366,250
                                              ----------- ------------
         TOTALS--COMMON STOCKS                 82,774,039  169,868,023
                                              ----------- ------------
         TOTALS--INVESTMENTS                  $88,894,039 $175,988,023
                                              =========== ============

(A)  Non-income producing securities.
(B) Marriott International, Inc. New common stock was converted, on a one-for-one basis, into Marriott International, Inc. Class A common stock.




See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
  The Corporation is registered under the Investment Company Act of 1940 as a nondiversified, closed-end management company. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation--Securities traded on national exchanges are valued at the closing prices on the last business day of the reported period. Over-the-counter securities and listed securities not traded on that day are valued at the bid prices (asked prices for short open positions) at the close of business on that day. Securities not publicly traded are valued at fair value as determined by the Board of Directors. Cost of securities is determined on the specific identification basis. Short-term notes which mature in sixty days or less from the last day of the reported period are valued at amortized cost, which approximates market value. Short-term notes which mature in more than sixty days are valued at the quoted yield equivalent on the last day of the reported period for securities of a comparable maturity, quality, and type.

B. Security transactions and related investment income--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to stockholders are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on investments sold are computed on the basis of identified cost.

C. Use of estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

D. Short Sales--The Corporation may make short sales of securities for either speculative or hedging purposes. When the Corporation makes a short sale, it borrows the securities sold short from a broker and places cash and/or securities with that broker as collateral for the securities borrowed. The Corporation may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Corporation will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Corporation replaces the borrowed securities.

NOTE 2--FEDERAL INCOME TAXES
  No provision has been made for federal taxes on net investment income because the Corporation has elected to be taxed as a regulated investment company under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income to its stockholders in accordance with the minimum distribution requirements of the Internal Revenue Code. In addition, under the Internal Revenue Code, the Corporation may, but need not, distribute net long-term capital gains realized. It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Corporation is taxed as a regulated investment company, all or a portion of the net long-term capital gains realized by the Corporation for such year may be retained by the Corporation, taxes thereon paid by the Corporation and appropriate credit therefore allowed to the stockholders of the Corporation, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code. After review by the Board of Directors during the year 1997, it was determined that a portion of the net long-term capital gains realized during the year 1997 should be retained by the Corporation and taxes thereon should be paid by the Corporation, and that the remainder of the net long-term capital gains realized during the year 1997 should be distributed in 1997 to the Corporation's stockholders.

  For federal income tax purposes at June 30, 1998 the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $88,473,797, the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value is $1,379,813, the net unrealized appreciation is $87,093,984 and the aggregate cost of securities for federal income tax purposes is $88,894,039.

NOTE 3--CAPITAL STOCK
  At June 30, 1998 the issued and outstanding capital stock of the Corporation consisted of 1,015,000 shares of $1 par value capital stock (1,505,462 shares are authorized). Net assets consist of capital paid in of $88,497,209 (including $82,434,246 of net long-term capital gains retained by the Corporation, net of federal income taxes paid thereon on behalf of its stockholders), undistributed net investment income of $268,190 and unrealized appreciation of $87,093,984. During the six months ended June 30, 1998, 13,400 shares of Bergstrom Capital Corporation stock were repurchased by the Corporation from stockholders at a weighted average discount of 9.9% from net asset value per share. These shares were retired and restored to the status of authorized but unissued shares.

  As of June 30, 1998 the Corporation was authorized to purchase, on the American Stock Exchange, up to 15,000 shares of its capital stock. Purchases will be made at market prices prevailing at the time of purchase, but in no event will purchases be made at prices in excess of the then current net asset value per share.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--CONTINUED

NOTE 4--SECURITIES
  During the six months ended June 30, 1998, the cost of securities purchased and the proceeds from securities sold, other than short-term investments, aggregated $29,652,444 and $43,920,939, respectively.

NOTE 5--INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATES
  The Corporation's advisory contract ("Contract") with Bergstrom Advisers, Inc. (the "Adviser"), wholly owned by a principal stockholder of the Corporation, provides for an advisory fee which on an annual basis would amount to 3/4 of 1% of the first $50,000,000 of the Corporation's average net assets, plus 1/2 of 1% of the value of the average net assets of the Corporation in excess of $50,000,000. Such fee is computed weekly.

  The Contract also provides that if in any fiscal year of the Corporation the sum of the fee paid and payable to the Adviser for such year plus the operating expenses, as defined, for such year exceeds 1 1/2% of the first $50,000,000 of the Corporation's average net assets, plus 1% of the Corporation's average net assets in excess of $50,000,000, the Adviser will reimburse the Corporation for such excess, up to the amount of the fee received by the Adviser for such year. In the event the excess operating expenses are greater than the Adviser's fee for such year the maximum amount payable by the Adviser would be the amount of the fee received, and there would be no carryforward or carryback of the unrecovered portion to any other period. There was no reduction in the fee in 1997.

NOTE 6--DIRECTORS' FEES
  One director of the Corporation is an officer and director of the Corporation's investment adviser. Directors' fees and expenses in the amount of $20,789 have been paid in 1998 only to directors of the Corporation who were not affiliated with any investment adviser to the Corporation.

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^                                                                              ^






^ --------------------------------------------------------------------------   ^
                                      LOGO
BOARD OF DIRECTORS

ERIK E. BERGSTROM              GEORGE COLE SCOTT
                               Registered Representative
Chairman                       Anderson & Strudwick Incorporated
                               President

WILLIAM L. McQUEEN             Closed-End Fund Advisors, Inc.

President and Treasurer        WILLIAM H. SPERBER

NORMAN R. NIELSEN              Chairman, President and Chief Executive Officer
                               The Trust Company of Washington
Manager and Senior Memberof Research Staff
SRI International

OFFICERS

WILLIAM L. McQUEEN             PAMELA A. FIORINI
President and Treasurer        Secretary

                               ELIZABETH C. HEDLUND
                               Assistant Secretary

--------------------------------------------------------------

BERGSTROM CAPITAL CORPORATION
505 Madison Street, Suite 220
Seattle, Washington 98104
(206) 623-7302